QT5, INC.

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                                   EXHIBIT 32

                            CERTIFICATION OF OFFICERS
                                  OF QT 5, INC.
                           PURSUANT TO 18 USC ss. 1350




Pursuant to section 906 of the  Sarbanes-Oxley  Act of 2002  (subsection (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of QT 5, Inc. (the "Company") does hereby certify, to such officer's knowledge, that:

          (a) The Annual Report on Form 10-KSB for the fiscal year ended June 30, 2003 of the Company fully complies with the requirements of section  13(a) or 15(b) of the  Securities  Exchange Act of 1934;
               and

          (b)  Information  contained in the Form 10-KSB fairly presents, in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.

Dated:  September 23, 2003


/s/Timothy J. Owens
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Timothy J. Owens
Chief Executive Officer

/s/Steven Reder
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Steven Reder
President

/s/Norman A. Kunin
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Norman A. Kunin
Chief Financial Officer



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